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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-56366, 333-46505, 333-04652 and 333-02280)
of ADE Corporation of our report dated June 12, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
July 29, 2002